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                                                                   Exhibit 10.69




                                STATE OF ARIZONA

                             DEPARTMENT OF INSURANCE

In the Matter of                             DOCKET NO. 03A-098-INS

REPUBLIC WESTERN                             NOTICE OF DETERMINATION,
INSURANCE COMPANY                            ORDER FOR SUPERVISION
(NAIC NO. 31089)                             AND CONSENT THERETO
                         Respondent.
------------------------------------


      The State of Arizona, Department of Insurance (the "Department"), has received evidence that Republic Western Insurance Company ("Respondent") is out of compliance with the provisions of Arizona Revised Statutes ("A.R.S."), Title
20. Respondent wishes to resolve this matter without the commencement of contested proceedings, and admits the following Findings of Fact are true and consents to the entry of the following Conclusions of Law and Order.

                                FINDINGS OF FACT

      1. Respondent Republic Western Insurance Company is domiciled in Arizona and presently holds a certificate of authority issued by the Department to transact property, casualty with workers' compensation, disability, marine and transportation, surety and vehicle insurance.

      2. Respondent is a wholly-owned subsidiary of AMERCO, a publicly owned and traded holding company. AMERCO defaulted on the payment of approximately $130 million in senior debt obligations in October 2002, and according to its public filings is, in the aggregate, directly or indirectly as a result of technical cross-defaults, in default on approximately $1.2 billion of obligations.

      3. The Director performed a limited scope examination of Respondent as of December 31, 2002, pursuant to Title 20, to ascertain the nature and extent of affiliate exposures, confirm that affiliated assets and liabilities are reported in accordance with Statutory Accounting
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Practices, and evaluate the impact on Respondent's financial condition should
AMERCO's debt default damage its ability to fulfill obligations to Respondent.

      4. Based upon the Director's Report of Examination dated May 1, 2003, filed in accordance with A.R.S. Section 20-158 and A.A.C. R20-6-1704, the Respondent has consented to the entry of this Consent Order.

      5. The Director is exercising his authority under A.R.S. Section 20-158 to withhold the Report of Examination from public inspection. This does not preclude Respondent from making the Report of Examination available to any person. The Director may release the Report of Examination for public inspection at any time.

                               CONCLUSIONS OF LAW

      1. The Director has jurisdiction over this matter.

      2. Grounds exist for the Director to place the Respondent under supervision of the Department in accordance with A.R.S. Section 20-169.

                                      ORDER

      IT IS ORDERED:

      1. Respondent is hereby notified of the determination of the Director to place Respondent under the supervision of the Department in accordance with A.R.S. Section 20-169.

      2. Respondent is hereby under the supervision of the Director and the Director is applying and effectuating the provisions of Article 2, Chapter 1, Title 20, Arizona Revised Statutes.

      3.    The requirements to abate the Director's determination are that:

            a. Respondent shall establish that it has eliminated the specific credit risk associated with the exposures to AMERCO and its affiliates identified in the Report of Examination.

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            b.    Respondent shall establish that it possesses surplus
                  sufficient to comply with A.R.S. Section 20-488.01(F) and as the Director may require based on the type, volume or nature of its business pursuant to A.R.S. Section 20-211.

4. Pursuant to A.R.S. Section 20-170, the Director hereby appoints Examination Supervisor Rodney B. Frantz, CPA, as Supervisor of Respondent.

5. Pursuant to A.R.S. Section 20-170, the Director orders that Respondent, during the period of Supervision, may not do any of the following things without the prior approval of the Director or his Supervisor:

      a. dispose of, convey or encumber any of its assets or its business in force;

      b.    withdraw any of its bank accounts;

      c.    lend any of its funds;

      d.    invest any of its funds;

      e.    transfer any of its property;

      f. incur any debt, obligation or liability including the insurance of all new and renewal business;

      g.    merge or consolidate with another company;

      h.    enter into any new reinsurance contract or treaty; or

      i.    enter into any affiliate transactions.

6. If Respondent fails to satisfy the requirements to abate the Director's determination within sixty (60) days from the date hereof, the Director may take appropriate action including but not limited to commencing a conservatorship pursuant to A.R.S. Section 20-171.

7. Pursuant to A.R.S. Section 20-171(C), the costs incident to the services of the Director, or his Supervisor, or both, shall be charged against the assets and funds of Respondent and shall be paid when fixed and determined by the Director.

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            EFFECTIVE this 20th day of May, 2003.

                                           /s/ Charles R. Cohen
                                           -------------------------------------
                                           CHARLES R. COHEN
                                           Director of Insurance

                                CONSENT TO ORDER

      1. Respondent has reviewed the foregoing Findings of Fact, Conclusions of Law and Order.

      2. Respondent admits the jurisdiction of the Director of Insurance, State of Arizona, and admits the foregoing Findings of Fact and consents to the entry of the foregoing Conclusions of Law and Order.

      3. Respondent is aware of its right to notice and a hearing at which it may be represented by counsel, present evidence and cross-examine witnesses. Respondent irrevocably waives its right to such notice and hearing and to any court appeals relating to this Consent Order.

      4. Respondent states that no promise of any kind or nature whatsoever, except as expressly contained in this Consent Order, was made to it to induce it to enter into this Consent Order and that it has entered into this Consent Order voluntarily.

      5. Respondent acknowledges that the purpose of this Consent Order is solely to enter the Order herein and does not preclude any agency, officer or subdivision of this State from instituting such administrative, civil or criminal proceedings as may be appropriate at any time.

      6. Respondent acknowledges that nothing herein precludes the Department from taking any appropriate regulatory action at any time, including but not limited to initiation of delinquency proceedings.

      7. Respondent attests that Richard M. Amoroso is the President of Respondent and is authorized to execute this Consent Order on behalf of Respondent.


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                                           REPUBLIC WESTERN
                                           INSURANCE COMPANY

                                           /s/ Richard M. Amoroso
                                           -------------------------------------
                                           By:  Richard M. Amoroso
                                           Its:  President

May 20, 2003
--------------------------
Date

COPY of the foregoing mailed/hand-delivered this 20th day of May, 2003, to:

Richard M. Amoroso
President
Republic Western Insurance Company
272l N. Central Avenue
Phoenix, Arizona 85004

J. Michael Low
Low & Childers
2999 N. 44th Street, Suite 250
Phoenix, Arizona 85018

Michael E. Surguine
Executive Director
Arizona Property and Casualty Insurance Guaranty Fund
Arizona Life and Disability Insurance Guaranty Fund
1110 W. Washington, Suite 270
Phoenix, Arizona 85007

Rodney B. Frantz, Examination Supervisor
Sara Begley, Deputy Director
Steve Ferguson, Assistant Director
Deloris Williamson, Assistant Director
Paul Hogan, Market Conduct Chief Examiner
Kurt Regner, Chief Financial Analyst
Leslie Hess, Financial Affairs Legal Analyst
Arizona Department of Insurance
2910 N. 44th Street, Second Floor
Phoenix, Arizona 85018

                                     - 5 -
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Jennifer Boucek
Assistant Attorney General
Arizona Attorney General's Office
1275 West Washington
Phoenix, Arizona 85007


/s/ Curvey Walters Burton
-------------------------------
Curvey Walters Burton

Donahem\PHX\1378745.1

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